A Leading Manufacturer of Architectural Glass & Windows May 2014 Nasdaq: TGLS; OTC

2 FORWARD LOOKING STATEMENTS This presentation includes certain forward - looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 , including statements regarding future financial performance, future growth and future acquisitions . These statements are based on Tecnoglass’s current expectations or beliefs and are subject to uncertainty and changes in circumstances . Actual results may vary materially from those expressed or implied by the statements herein due to changes in economic, business, competitive and/or regulatory factors, and other risks and uncertainties affecting the operation of Tecnoglass’ business . These risks, uncertainties and contingencies are indicated from time to time in Tecnoglass’ filings with the Securities and Exchange Commission . The information set forth herein should be read in light of such risks . Further, investors should keep in mind that Tecnoglass’ financial results in any particular period may not be indicative of future results . Tecnoglass is under no obligation to, and expressly disclaims any obligation to, update or alter its forward - looking statements, whether as a result of new information, future events, changes in assumptions or otherwise . FINANCIAL PRESENTATION Certain of the financial information contained herein is unaudited and does not conform to SEC Regulation S - X . Furthermore, it includes EBITDA (earnings before interest, taxes depreciation and amortization) which is a non - GAAP financial measure as defined by Regulation G promulgated by the SEC under the Securities Act of 1933 , as amended . Accordingly, such information may be materially different when presented in Tecnoglass’s filings with the Securities and Exchange Commission . Tecnoglass believes that the presentation of this non - GAAP financial measure provides information that is useful to investors as it indicates more clearly the ability of Tecnoglass to meet capital expenditures and working capital requirements and otherwise meet its obligations as they become due . EBITDA was derived by taking earnings before interest, taxes, depreciation and amortization as adjusted for certain one - time non - recurring items and exclusions .

Timeline 2012 • Andina Acquisition Corp. goes public • Focused on Latin American growth companies • Commences evaluation of potential targets 2013 • Begin negotiations with Tecnoglass • August 2013 : Announces transaction • December 2013 : Closing occurs • Tecnoglass becomes the first company headquartered in Colombia to list on The NASDAQ Stock Market 2014 • January 2014 : Tecnoglass Rings The NASDAQ Opening Bell 3

• Tecnoglass S.A. and C.I. Energia Solar E.S Windows (collectively, Tecnoglass) went public via transaction with Andina Acquisition Corporation, which closed on December 20, 2013 • Current owners of Tecnoglass retained majority ownership and operational control • Prior to expenses, raised a total of ~ $28 million through the IPO and other investments • Proceeds devoted exclusively to funding growth; no selling shareholders • 3,000,000 total contingent consideration shares to TGS/ES − The contingent shares may be issued based on meeting the EBITDA targets of $36 mm in 2014, $40 mm in 2015 and $45 mm in 2016; or − By meeting certain stock price targets in the same year, $12.00 in 2014, $13.00 in 2015 and $15.00 in 2016 • 24.2 mm basic shares outstanding at closing 4 SPAC Transaction Summary

Investment Highlights • #1 glass transformation company in Colombia, with ~40% market share • 8 00+ customers in North, Central and South America, with 36% of 2013 combined revenues to the U.S. • Strategic location in Barranquilla, Colombia provides convenient, cost - effective access to the Americas, the Caribbean & the Pacific • Meaningful manufacturing and delivery cost advantages over industry peers • Significant growth in revenue and Adjusted EBITDA (2012 – 2013), with continued growth expected in 2014 • Bonding capacity has increased to more than $500 M on combined projects, $50 M on single projects – Tecnoglass now bidding on larger projects – Backlog increased to $140 M at 3/31/14 from $120 M at 12/31/13 • High barriers to entry 5

A Respected Industry Leader 30 - year History of Quality, Innovation, and Service 6 • Leveraged market - leading position in Colombia with intent to expand into Argentina, Aruba, Costa Rica, Panama, and Puerto Rico. • Glass Magazine ranked Tecnoglass as the second largest glass fabricator serving the U.S. market in 2013. • Focused on U.S. expansion, supported by strong South Florida presence. • Meets strict regulation and product standardization requirements, notably in hurricane - prone markets in the U.S., Latin America, and Caribbean • Authorized to sell hurricane windows in Miami - Dade County, FL, one of the most demanding certifications in the world. • Only PPG certified glass fabricator in South America

7 Global Customer Base: Hi - Spec Products for Premier Properties Park Square at Doral (Miami, FL) Trump Plaza (Panama) South Dade Miami Cultural Arts Center (Miami, FL) The W Hotel (Ft. Lauderdale, FL) Miami Courthouse (Miami, FL) 4 Waterway Square (The Woodlands, TX) Aeropuerto El Dorado (Bogota)

8 Glass and Window Production • Four lamination machines with independent assembly rooms • Six specialized tempering furnaces and state - of - the - art glass molding furnaces • CNC - controlled profile bending machine • Five silk - screening machines Aluminum Plant Window Façade & Assembly • Capacity of 1,000 tons/month • Creates wide variety of shapes and forms for the door and window industries • Smelter furnace provides 90% of raw materials used in aluminum production Manufactures various glass + aluminum products Tecnoglass purchases prime raw materials 1.2 M Square Foot, State - of - the Art Manufacturing Facility Tecnoglass Completed a $29 Million Capital Investment Plan in 2013

9 Manufactures various glass + aluminum products Products are customized into finished goods Tecnoglass purchases prime raw materials Quick, on - time delivery to global customers State - of - the - Art Assets, Talented Workforce

10 Barranquilla: Strategic Location • Tecnoglass’s operations are located near three major ports in Colombia: Barranquilla , Cartagena , and Santa Marta • Location favors: - Exports to the Americas, the Caribbean, and the Pacific - Imports of raw materials • 4 - day transportation to Southeast U.S. Port of Barranquilla Tecnoglass ships its products from Barranquilla to Miami faster and less expensively than its competitors ship from Minneapolis to Miami

Strong Revenue, Net Income and Adjusted EBITDA Growth Expected to Continue in 2014 11 $22 $39 $46 2012 2013 2014E Consolidated Adj. EBITDA (USD mm) Tecnoglass projects 2014 revenue of $205.7 million, net income of $16.8 million and Adjusted EBITDA of $46.0 million, reflecting strong forecasted growth in key markets, especially the United States $6 $15 $17 2012 2013 2014E Consolidated Net Income (USD mm) (1) Excludes $7.6 M gain related to change in fair value of warrant liability (2) Excludes $8.9 M loss related to change in fair value of warranty liability (1) $130 $183 $206 2012 2013 2014E Consolidated Revenue (USD mm) (2) (1) (2)

12 APPENDIX SLIDES

13 Sales and Marketing • No customer accounts for greater than 10% of revenues (excl. intercompany) • 80 - 85% of glass and aluminum sales to architectural market; 15 - 20% to industrial • Sell architectural products primarily through window contractors Manufacturing • Captive aluminum extrusions production requires high level of vertical integration • Lower cost of labor, shipping in Colombia vs. U.S. • Rigorous QA program • Recycle ~ 30% of manufacturing - related residues • Self - supplied power generation • Operating leverage should drive strong incremental EBITDA above current sales level Customer Service • Jose M. Daes (CEO) and Christian Daes (COO) have 50 years of combined industry experience • Established ES Windows University R&D • Annual investment in new product development • Thermal Break and ES powdered paint line Tecnoglass: The Power of Quality

14 High Quality, Innovative Products Finished Products Windows Floating facades Commercial display windows Hurricane - proof windows Automatic doors Bathroom dividers Aluminum Products Bars Plates Profiles Rods Tubes

High Quality, Innovative Products 15 Glass Products Description Laminated / Thermo - Laminated Produced by bonding two glass sheets with an intermediate film between. Safety product – fractures into small pieces if it breaks. Thermo - Acoustic Manufactured with two or more glass sheets separated by an aluminum or micro - perforated steel profile. Has a double - seal system that ensures the unit’s tightness, buffering noise and improving thermal control. Serves as an excellent noise barrier, which is used especially in zones close to airports, traffic or wherever there are unpleasant sounds. Tempered Glass subject to a tempering process through elevated temperatures. Greater superficial elasticity and resistance than conventional glass. Silk - Screened Special paint is applied to glass using automated CNC machinery which ensures paint homogeneity and an excellent finish. Curved Produced by bending a flat glass sheet over a mold, using an automated heat process, which maintains the glass’ physical properties. Digital Print Digital print glass offers architects structured and artistic design. Digital printing allows assuming any kind of appearance required by the client, offering versatility to projects.

Market Opportunity U.S. Market Rebounding, Especially Southeast / Florida ...aided by niche Southeastern U.S. / Florida impact - resistant window and door market 0 50 100 150 200 250 2006 2007 2008 2009 2010 2011 2012 2013E 2014E 2015E 2016E Florida Total Housing Starts (000s) (2) Florida Impact Resistant Window & Door Market (1) (1) State of Florida.; Florida Building Commission ; building codes require structures to withstand wind speeds shown on map in these ranges (2) Historical and forecasts from University of Central Florida, 2013 16

Improving U.S. Market U.S. demand for windows is expected to grow significantly over the next several years... 66.7 59.1 48.4 38.9 41.6 37.9 40.5 45.8 54.2 58.9 0.0 10.0 20.0 30.0 40.0 50.0 60.0 70.0 80.0 90.0 100.0 2006 2007 2008 2009 2010 2011 2012E 2013E 2014E 2015E U.S. Window Demand by Shipments (mm units) (1) (1) Ducker Worldwide / Bank of America as of 1/10/2013 17

• Global construction industry expected to grow from $7.2 trillion currently to over $10 trillion by 2020 (13% of global GDP to 15%) (1) • Latin America: $550 billion – Growing annually at 6% with good long - term prospects (2) • U.S.: $915 billion (3) – $340 billion residential (3) – $300 billion commercial (3) – $275 billion public (3) – $21 billion U.S. window and door market, growing 9% annually to 2016 (4) – U.S. housing start market at annualized 914,000 as of May 2013, projected to grow to 1,172,000 by year - end 2014 (5) North America 24% Latin America 8% East Asia / Australia 34% Europe 24% Middle East / Africa 6% Central Asia 4% $ 7.2 trillion Global Construction Market (2) Construction Market Growth by Region (2) U.S. 6% Latin America 6% Developing Asia 6% Middle East / Africa 5% Central Asia 4% Europe (2%) Worldwide 4% (1) Global Construction 2020 by Global Construction Perspectives and Oxford Economics (2) KHL Group, 2012 (3) U.S. Census Bureau, as of August 2013 (4) The Freedonia Group Inc ., 2012 (5) NAHB (National Association of Home Builders) 18 Global Outlook

Colombia Economic Outlook • The U.S. is Colombia's leading trade partner (1) , and the two countries entered into the U.S. - Colombia Trade Promotion Agreement , a free trade agreement, in May 2012. • Colombia GDP grew 4.3% in 2013 and forecasted to grow 4.7% in 2014 (2) • Fixed investment grew 5.8% in 2013 and forecasted to grow 6.6% in 2014 (2) • In 2014, exports will pick up their annual growth to 6.3% (2) • 2014 Index of Economic Freedom – The Heritage Foundation – Colombia advanced to 3 rd out of 29 countries in the South and Central America / Caribbean region – Colombia achieved its highest economic freedom score ever in 2014, becoming a “mostly free” economy for the first time in the 20 - year history of the Index 19 (1) Congressional Research Service, Nov. 2012 (2) BBVA Research, Feb. 2014

Growth Strategy • Utilize increased bonding capacity to participate in larger projects • Increase market share in U.S. and South America • Penetrate European and Asian markets, leveraging labor and transportation advantages • Establish and maintain alliances • Continued investments in product innovation and state - of - the - art manufacturing technology 20 2013 2014E $183 M $206 M Consolidated Revenue

Strong & Experienced Team 21 Name Position Age Biography Notes José M. Daes Chief Executive Officer & Director 53 • Founder and CEO of C.I. Energia Solar E.S since 1990 • Over 30 years experience starting and operating various businesses in Colombia and the U.S Christian T. Daes Chief Operating Officer & Director 49 • Founder and CEO of Tecnoglass S.A. since 1995 • Responsible for all aspects of operations, marketing, sales and overall expansion Joaquín F. Fernández Chief Financial Officer & Director 53 • CFO of Tecnoglass and ES since 2007 • Director of ES since 2002 Julius E. Gonz á lez Co - Chief Financial Officer 61 • 35 years of multi - industry experience as a controller and consultant specializing in financial management, planning and analysis • Harvard MBA • Joined Tecnoglass Inc. in 2014 Rodolfo Espinosa Meola President, C.I. Energia Solar S.A. 52 • Attorney, specializing in business, tax and finance • 9 years with Tecnoglass

Strong & Experienced Team 22 Name Position Age Biography Notes Omar Dominguez National Sales Manager, SA Tecnoglass 61 • 32 years of industry experience, 19 with Tecnoglass Jean Paolo Chemello Technical Manager, C.I. Energia Solar S.A 76 • 41 years of industry experience • 23 years with Tecnoglass Karla Rodriguez Chain Chief Operating Officer C.I. Energia Solar S.A 41 • 15 years industry experience, all with Tecnoglass Carlos Amin Cargo Sales USA 31 • 10 years of industry experience, all with Tecnoglass

Board of Directors 23 Name Position Age Biography Notes A. Lorne Weil Non - Executive Chairman of the Board 66 • Chairman of the Board of Scientific Games Corporation (Oct. 1991 – Nov. 2013); CEO for all but ~ 24 months of that time • During his tenure, Scientific Games grew from under $50 million in annualized revenue to ~ $2 billion Samuel R. Azout Director 54 • Investment Manager, Abacus Real Estate • Served as Senior Presidential Advisor for Social Prosperity • Served as CEO of National Agency for Overcoming Extreme Poverty in Colombia Juan Carlos Vilariño Director 51 • GM of various business consortiums in Colombia, including the Malla Vial del Atlántico Consortium and the Barranquilla - Ciénaga c onsortium Martha (Stormy) L. Byorum Director 59 • Founder and CEO, Cori Investmet Advisors • Former EVP, Stephens, Inc. & co - founder, VB&P • Former Chief of Staff and CFO for Citibank’s Latin American Banking Group, and former head of Citibank’s U.S. Corporate Banking Business Julio A. Torres Director 46 • Managing Director, Nexus Capital Partners • Former Director General of Public Credit and Treasury, Colombia Ministry of Finance • Former Vice President, JPMorgan Chase Bank

Financial Highlights 24 Quarterly Financial Highlights (in MMs, except per share data) Q1 2014 Q1 2013 Total Revenues $ 47.8 $ 39.6 Net Income $ 4.2 (1) $ 2.5 Net Income per Diluted Share $ 0.17 (1) $ 0.12 Diluted Average Shares Outstanding 24.2 20.6 Working Capital $ 53.0 $ 52.1 Adjusted EBITDA $ 11.1 (1) $ 7.4 Shareholders’ Equity $ 61.3 $ 65.1 (1) Excludes $8.9 M loss related to change in fair value of warranty liability

Financial Highlights 25 Annual Financial Highlights and 2014 Forecast (in MMs, except share and per share data) 2014F 2013 2012 Total Revenues $ 205.7 $ 183.2 $ 130.3 Net Income $ 16.8 (1) $ 14.7 (2) $ 5.9 Net Income per Diluted Share $ 0.70 (1) $ 0.71 (2) $ 0.29 Diluted Average Shares Outstanding 24.2 20.7 20.6 Working Capital $ 55.0 $ 52.1 $ 31.8 Adjusted EBITDA $ 46.0 (1) $ 38.5 (2) $ 22.3 Shareholders’ Equity $ 72.0 (1) $ 57.5 (2) $ 47.3 (1) Excludes $8.9 M loss related to change in fair value of warranty liability (2) Excludes $7.6 M gain related to change in fair value of warrant liability

26 Adjusted EBITDA Reconciliation ($ in 000s) Year Adjusted EBITDA Depreciation Adj. EBIT Warrants (Gain) / Loss Interest Expense Tax Provision Net Income (Loss) Net Income w/o Warrants 2012 22,296 7,668 14,628 - 5,513 3,223 5,892 5,892 2013 38,506 7,238 31,268 (7,626) 7,886 8,696 22,312 14,686 2014(E) 46,000 9,300 36,700 8,900 9,000 10,800 8,000 16,800 Q1 2013 7,436 1,635 5,801 - 1,669 1,631 2,501 2,501 Q1 2014 11,095 1,952 9,143 8,880 1,973 2,971 (4,681) 4,199

27 Contacts Devin Sullivan Senior Vice President (212) 836 - 9608 dsullivan@equityny.com José M. Daes Chief Executive Officer jdaes@energiasolarsa.com Christian Daes Chief Operating Officer chris@tecnoglass.com A . Lorne Weil Non - Executive Chairman lorne.weil@tecnoglass.com